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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        Commission File Number:
               MARCH 3, 2000                                    0-21213

                            LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                       54-1807038
       (State or other jurisdiction                            (IRS Employer
             of incorporation)                            Identification Number)

                            7925 JONES BRANCH DRIVE
                            MCLEAN, VIRGINIA  22102
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (703) 873-2000

         (Former name or former address, if changed since last report)

                                 NOT APPLICABLE


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                            LCC INTERNATIONAL, INC.

Explanatory Note

This amendment is being filed to include certain information previously omitted pursuant to a request for confidential treatment from Exhibit 2.1. Except for
Exhibit 2.1, no other information in the original Report on Form 8K is amended by this amendment.

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ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits

2.1 Asset Purchase Agreement, dated February 24, 2000, between Pinnacle Towers Inc. and Microcell Management, Inc. (filed herewith)

2.2* Amendment No. 1 to Asset Purchase Agreement, dated March 2, 2000, between Pinnacle Towers Inc. and Microcell Management, Inc. (previously filed)

2.3 Master Antenna Site Lease, dated February 24, 2000, between Pinnacle Towers Inc. and Microcell Management, Inc. (previously filed)

99.1 Press Release, dated February 25, 2000, regarding the execution of the Asset Purchase Agreement (previously filed)

99.2 Press Release, dated March 6, 2000, regarding the initial closing under the Asset Purchase Agreement (previously filed)
------------------
*        Portions omitted pursuant to a request for confidential treatment.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LCC INTERNATIONAL, INC.

Date:  July 31, 2000                        By  /s/ David N. Walker

                                                ----------------------
                                                David N. Walker
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                       Description                                   Page
-------                       -----------                                   ----
2.1      Asset Purchase Agreement, dated February 24, 2000, between
         Pinnacle Towers Inc. and Microcell Management, Inc. (filed herewith)

2.2* Amendment No. 1 to Asset Purchase Agreement, dated March 2, 2000, between Pinnacle Towers Inc. and Microcell Management, Inc. (previously filed)

2.3      Master Antenna Site Lease, dated February 24, 2000, between
         Pinnacle Towers Inc. and Microcell Management, Inc. (previously filed)

99.1 Press Release, dated February 25, 2000, regarding the execution of the Asset Purchase Agreement (previously filed)

99.2 Press Release, dated March 6, 2000, regarding the initial closing under the Asset Purchase Agreement (previously filed)
-----------------
*   Portions omitted pursuant to a request for confidential treatment.


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